Note 15 - Hedging derivatives and fair value changes of the hedged items in portfolio hedge of interest rate risk - Derivatives Hedging Accounting Explanations (Details)	12 Months Ended
Dec. 31, 2017
Hedging derivatives and fair value changes of the hedged items in portfolio hedge of interest rate risk
Description of hedging instruments used to hedge risk exposures and how they are used	1) Fair value hedging: Available-for-sale fixed-interest debt securities and loans and receivables: The interest rate risk of these securities is hedged using interest rate derivatives (fixed-variable swaps) and forward sales. Long-term fixed-interest debt securities issued by the Bank: the interest rate risk of these securities is hedged using interest rate derivatives (fixed-variable swaps). Fixed-interest loans: The equity price risk of these instruments is hedged using interest rate derivatives (fixed-variable swaps). 2) Fixed-interest and/or embedded derivative deposit portfolio hedges: it covers the interest rate risk through fixed-variable swaps. The valuation of the borrowed deposits corresponding to the interest rate risk is in the heading "Fair value changes of the hedged items in portfolio hedges of interest rate risk”. 3) Cash-flow hedges: Most of the hedged items are floating interest-rate loans and asset hedges linked to the inflation of the available for sale portfolio. This risk is hedged using foreign-exchange, interest-rate swaps, inflation and FRA’s (“Forward Rate Agreement”). Net foreign-currency investment hedges: These hedged risks are foreign-currency investments in the Group’s foreign subsidiaries. This risk is hedged mainly with foreign-exchange options and forward currency sales and purchases.